Statements of Operations (Unaudited) (USD $)	12 Months Ended		105 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2012
Income Statement [Abstract]
NET SALES			$ 3,200
COST AND EXPENSE
Research and development	2,489,747	1,682,557	13,154,188
General and administrative	1,936,417	1,633,786	14,921,567
TOTAL COST AND EXPENSE	4,426,164	3,316,343	28,075,755
LOSS FROM OPERATIONS	(4,426,164)	(3,316,343)	(28,072,555)
OTHER INCOME (EXPENSE)
Interest income	548	375	31,046
Dividend income			1,551
Realized gain on investment			3,911
Realized gain on disposal of assets			637
Litigation settlement			(47,500)
Commitment fee and interest expense	(130,922)	(166,654)	(333,129)
NET LOSS	$ (4,556,538)	$ (3,482,622)	$ (28,416,039)
Basic and Diluted Loss per Share	$ (0.09)	$ (0.08)
Basic and Diluted Weighted Average Number of Shares	48,778,783	44,386,149